Exhibit 10.5

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 28, 2013 (the “Effective Date”), among CIM URBAN PARTNERS, L.P., a Delaware limited partnership (“Borrower”), CIM URBAN REIT, LLC, a Delaware limited liability company (“CIM Urban REIT”), each Lender that is a party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, “Administrative Agent”), Swing Line Lender and L/C Issuer.

R E C I T A L S

A.                                    Reference is hereby made to that certain Credit Agreement dated as of February 6, 2012 (as modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”), executed by Borrower, CIM Urban REIT, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer (Administrative Agent, Swing Line Lender, L/C Issuer, and Lenders are individually referred to herein as a “Credit Party” and collectively referred to herein as the “Credit Parties”).

B.                                    Borrower, CIM Urban REIT, Administrative Agent and the Lenders desire to adjust the Applicable Rate and otherwise modify certain provisions contained in the Credit Agreement, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.                                      Amendments to the Credit Agreement.

(a)                                 Section 1.01 is hereby amended to delete the following definitions in their entirety and replace such definitions with the following:

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Maximum Consolidated Leverage Ratio as set forth in the most-recent Compliance Certificate received by Administrative Agent pursuant to Section 7.02(a):

	Applicable Rate
Pricing Level	Maximum Consolidated Leverage Ratio	Letters of Credit	Eurodollar Rate	Base Rate
1	< 30%	1.25%	1.25%	0.25%
2	> 30% but < 35%	1.35%	1.35%	0.35%
3	> 35% but < 40%	1.50%	1.50%	0.50%
4	> 40% but < 45%	1.60%	1.60%	0.60%
5	> 45%	1.85%	1.85%	0.85%

Any increase or decrease in the Applicable Rate resulting from a change in the Maximum Consolidated Leverage Ratio shall become effective as of the first (1st) Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(a); provided that (a) if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of Required Lenders, Pricing Level 5 shall apply as of the first (1st) Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered, and (b) without limiting the provisions of Section 2.08(b), if an Event of Default has occurred and is continuing, then Pricing Level 5 shall apply until such Event of Default has been cured or waived. The Applicable Rate in effect from the Closing Date until adjusted as set forth above shall be set at Pricing Level 1.

“Maximum Availability” means, as of any date, an amount equal to the lesser of (a) the Aggregate Commitments or (b) forty percent (40%) of the Unencumbered Asset Value minus the “Total Outstandings” under, and as defined in, the Bridge Facility, in each case as of such date.

“Negative Pledge” means a provision of any agreement (other than this Agreement, any other Loan Document or any Bridge Facility Document) that prohibits the creation of any Lien on any assets of a Person; provided, however, that an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a “Negative Pledge” for purposes of this Agreement.

“Permitted Liens” means Liens described in Section 8.01(a) though (k).

(b)                                 Section 1.01 is hereby amended to add the following definitions in alphabetical order:

“Bridge Facility” means that certain $125,000,000 bridge facility evidenced by the Bridge Facility Documents, as such facility may be increased to $150,000,000 pursuant to the terms of the Bridge Facility Documents.

“Bridge Facility Documents” means that certain Credit Agreement dated as of August 28, 2013, by and among CIM Urban Partners, L.P., as borrower, CIM Urban REIT, LLC, as guarantor, Bank of America, N.A., as administrative agent and a lender, and the other lenders from time to time party thereto, as amended, supplemented, restated, or replaced from time to time, and any agreements, documents, notes, or Guarantees at any time executed or delivered in connection therewith.

“OFAC” has the meaning specified in Section 6.22.

(c)                                  Section 6.18 is hereby amended in its entirety as follows:

6.18                        Unencumbered Properties.

(a)                                 Each Unencumbered Property complies with all Laws, including all subdivision and platting requirements, without reliance on any adjoining or neighboring property, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to result in a Material Property Event.

(b)                                      The Improvements with respect to each Unencumbered Property comply with all Laws regarding access and facilities for handicapped or disabled persons, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to result in a Material Property Event.

(c)                                       No Unencumbered Property is the subject of any pending or, to any Loan Party’s knowledge, threatened adverse zoning proceeding that would reasonably be expected to result in a Material Property Event.

(d)                                      No Loan Party has directly or indirectly conveyed, assigned, or otherwise disposed of, or transferred (or agreed to do so) any development rights, air rights, or other similar rights, privileges, or attributes with respect to any Unencumbered Properties, including those arising under any zoning or property use ordinance or other Law, except where any of the foregoing would not reasonably be expected to result in a Material Property Event.

(e)                                       All utility services necessary for the use of each Unencumbered Property and the Improvements and the operation thereof for their intended purpose are available at the Unencumbered Property.

(f)                                        No Loan Party has made any contract or arrangement of any kind the performance of which by the other party thereto would give rise to any Lien or Negative Pledge on any Unencumbered Property.

(g)                                       Except as set forth on Schedule 0, no Unencumbered Property is part of a larger tract of Property owned by any Loan Party or otherwise included under any unity of title or similar covenant with other Property not owned by a Loan Party and each Unencumbered Property constitutes a separate tax lot or lots with a separate tax assessment or assessments for such Unencumbered Property and the Improvements thereon, independent of those for any other Property or improvements.

(h)                                      The current and anticipated use of each Unencumbered Property complies in all material respects with all applicable zoning ordinances, regulations, and restrictive covenants affecting the Unencumbered Properties, all use restrictions of any Governmental Authority having jurisdiction have been satisfied, and no violation of any Law or regulation, which would reasonably be expected to result in a Material Property Event, exists with respect thereto.

(d)                                 Section 8.01 is hereby amended by (i) deleting the “and” at the end of clause (i); (ii) deleting the “.” at the end of clause (j) and replacing it with “; and”; and (iii) adding a new clause (k) as follows:

(k)                                      Liens securing Indebtedness under the Bridge Facility, provided that such Liens ratably secure the Obligations.

(e)                                  Section 8.03 is hereby amended by (i) deleting the “and” at the end of clause (i); (ii) deleting the “.” at the end of clause (j) and replacing it with “; and”; and (iii) adding a new clause (k) as follows:

(k)                                 Indebtedness under the Bridge Facility Documents.

(f)                                   Section 8.17(d) is hereby amended in its entirety as follows:

(d)                                 Maximum Availability. CIM Urban REIT and Borrower shall not permit the sum of (i) the Total Outstandings plus (ii) the “Total Outstandings” under, and as defined in, the Bridge Facility to exceed forty percent (40%) of the Unencumbered Asset Value as of any date.

(g)                                 Section 9.01 is hereby amended by (i) deleting the “.” at the end of clause (n) and replacing it with “; or”; and (ii) adding a new clause (o) as follows:

(o)                                 Bridge Facility. There occurs an Event of Default under and as defined in the Bridge Facility Documents.

(h)                                      Article VI is hereby amended by adding a new Section 6.22 thereto as follows:

6.22                        OFAC. Neither Borrower nor any of its Subsidiaries: (a) is a person named on the list of Specially Designated Nationals or Blocked Persons maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) available at http://www.treas.gov/offices/enforcement/ofac/index.shtml or as otherwise published from time to time; (b) is (i) an agency of the government of a country, (ii) an organization controlled by a country, or (iii) a person resident in a country, in each case that is subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/index.shtml, or as otherwise published from time to time, as such program may be applicable to such agency, organization or person; or (c) to the knowledge of Borrower, derives any of its assets or operating income from investments in or transactions with any such country, agency, organization or person. To the knowledge of Borrower, none of the proceeds from the Loans will be used to finance any operations, investments or activities in, or make any payments to, any such country, agency, organization, or person.

(i)                                         Exhibit E is hereby amended by deleting Schedule I thereto in its entirety and replacing it with Schedule I attached hereto.

3.                                      Amendments to other Loan Documents.

(a)                                 All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b)                                 Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.                                      Conditions Precedent. This Amendment shall not be effective unless and until:

(a)                                 Administrative Agent receives:

(i)                                     fully executed counterparts of this Amendment signed by Borrower, CIM Urban REIT, Guarantors and the Credit Parties;

(ii)                                  signed certificates from Responsible Officers of Borrower, CIM Urban REIT and Guarantors stating that: (A) all of the representations and warranties contained in the Credit Agreement and the Loan Documents made by Borrower, CIM Urban REIT and Guarantors, as applicable, are true and correct in all material respects on and as of the date hereof, with the same force and effect as if made on and as of the date hereof (except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) that the representations and warranties in subsections (a), (b) and (c) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a), (b) and (c), respectively, of Section 7.01, and (iii) to the extent that the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement); (B) no event has occurred and is continuing which would constitute a Default; and (C) no amendments have been made to the Organization Documents of Borrower, CIM Urban REIT and Guarantors, as applicable, since February 6, 2012;

(iii)                               certificates of existence and good standing for Borrower, CIM Urban REIT and Guarantors; and

(iv)                              opinions of counsel to Borrower, CIM Urban REIT and Guarantors;

(b)                                 the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) that the representations and warranties in subsections (a), (b) and (c) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a), (b) and (c), respectively, of Section 7.01, and (iii) to the extent that the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c)                                  after giving effect to this Amendment, no Default exists; and

(d)                                 Borrower pays (i) all applicable fees owed to Arranger or Administrative Agent for the benefit of the Lenders, including an amendment fee of 0.05% payable on the amount of each Lender’s Commitment under the Credit Agreement, and (ii) the reasonable out-of-pocket fees and expenses of Administrative Agent’s counsel.

5.                                      Ratifications. Each of Borrower and CIM Urban REIT (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of all present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

6.                                      Representations. Each of Borrower and CIM Urban REIT represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (i) this Amendment has been duly authorized, executed, and delivered by each of Borrower, CIM Urban REIT and Guarantors; (ii) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower, CIM Urban REIT or Guarantors of this Amendment; (iii) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower, CIM Urban REIT and Guarantors and are enforceable against each of Borrower, CIM Urban REIT and Guarantors in accordance with their respective terms, except as limited by Debtor Relief Laws; (iv) the execution, delivery, and performance by each of Borrower, CIM Urban REIT and Guarantors of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreements, or understandings to which Borrower, CIM Urban REIT or any Guarantor is a party or by which Borrower, CIM Urban REIT or any Guarantor is bound; (v) all representations and warranties in the Loan Documents are true and correct in all material respects except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (B) that the representations and warranties in subsections (a), (b) and (c) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a), (b) and (c), respectively, of Section 7.01, and (C) to the extent that the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement); and (vi) no Default exists.

7.                                      Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.                                      Unencumbered Properties. Subject to the satisfaction of all other conditions precedent set forth in the Credit Agreement for a Property to be admitted into the Unencumbered Property Pool, Lenders hereby approve the Property located at 1333 Broadway, Oakland, California, 94612, for admission into the Unencumbered Property Pool.

9.                                      Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, (d) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (e) delivery of an executed counterpart of a signature page to this Amendment by telecopier, electronic mail or other electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment.

10.                               Governing Law. Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the choice of law principles that might otherwise apply, shall govern the validity, construction, enforcement and interpretation of this Amendment.

11.                               Parties. This Amendment binds and inures to Borrower, CIM Urban REIT and the Credit Parties and their respective successors and permitted assigns.

12.                               Release. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, THE OBLIGATIONS HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY SUCH OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH CREDIT PARTY, AND EACH CREDIT PARTY’S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER ARISING FROM OR UNDER THE LOAN DOCUMENTS, AND THE TRANSACTION EVIDENCED THEREBY, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF WHICH ANY LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

13.                               ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

EXECUTED as of the date first stated above.

BORROWER:

CIM URBAN PARTNERS, L.P., a Delaware limited partnership

By:	CIM URBAN PARTNERS GP, LLC, a California limited liability company, its General Partner

	By:	/s/ David Thompson
Name: David Thompson
Title: Vice President and CFO

CIM URBAN REIT:

CIM URBAN REIT, LLC, a Delaware limited liability company

By:	/s/ David Thompson
Name: David Thompson
Title: Vice President and CFO

Signature Page to CIM Urban Partners, L.P.
First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer, and a Lender

By:	/s/ Julia Eiterman
	Name:	Julia Eiterman
	Title:	VP

Signature Page to CIM Urban Partners, L.P.
First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Mark A. Muller
	Name:	Mark A. Muller
	Title:	Authorized Officer

Signature Page to CIM Urban Partners, L.P.

First Amendment to Credit Agreement

COMERICA BANK, as a Lender

By:	/s/ Stephen Leskovsky
	Name:	Stephen Leskovsky
	Title:	Vice President

Signature Page to CIM Urban Partners, L.P.

First Amendment to Credit Agreement

KEYBANK, N.A., as a Lender

By:	/s/ Jonathan Slusher
	Name:	Jonathan Slusher
	Title:	Assistant Vice President

Signature Page to CIM Urban Partners, L.P.

First Amendment to Credit Agreement

To induce the Credit Parties to enter into this Amendment, the undersigned hereby consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent and their respective successors and permitted assigns, and (d) expressly acknowledge and agree to the terms and conditions of Section 12 of this Amendment.

CIM/J STREET HOTEL SACRAMENTO, L.P., a California limited partnership

By:	CIM/J Street Hotel Sacramento GP, LLC, a California limited liability company, its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and CFO

CIM/OAKLAND 1 KAISER PLAZA, LP, a Delaware limited partnership

By:	CIM/Oakland Office Properties GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and CFO

CIM/OAKLAND 2353 WEBSTER, LP, a Delaware limited partnership

By:	CIM/Oakland Office Properties GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and CFO

Signature Page to CIM Urban Partners, L.P.

First Amendment to Credit Agreement

CIM/OAKLAND CENTER 21, LP, a Delaware limited partnership

By:	CIM/Oakland Office Properties GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and CFO

CIM/OAKLAND DOWNTOWN, L.P., a Delaware limited partnership

By:	CIM Urban REIT GP I, LLC, a California limited liability company, its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and CFO

CIM URBAN REIT PROPERTIES I, L.P., a California limited partnership

By:	CIM Urban REIT GP I, LLC, a California limited liability company, its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and CFO

CIM URBAN REIT PROPERTIES II, L.P., a California limited partnership

By:	CIM Urban REIT GP I, LLC, a California limited liability company, its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and CFO

Signature Page to CIM Urban Partners, L.P.

First Amendment to Credit Agreement

CIM URBAN REIT PROPERTIES VIII, L.P., a Delaware limited partnership

By:	CIM Urban REIT Properties VIII GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and CFO

CIM/OAKLAND 1333 BROADWAY, LP, a Delaware limited partnership

By:	CIM/OAKLAND 1333 Broadway GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ David Thompson
	Name:	David Thompson
	Title:	Vice President and CFO

Signature Page to CIM Urban Partners, L.P.

First Amendment to Credit Agreement

For the Quarter/Year ended                                          (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 8.03 –Indebtedness.

	A.	None, except as permitted by Section 8.03.

	B.	Section 8.03(j) – Unsecured Indebtedness.

Other unsecured Indebtedness constituting ordinary course obligations (other than debt for borrowed money) incurred by CIM Urban REIT, Borrower, and Companies

Maximum permitted: $30,000,000 at any time outstanding

II.	Section 8.16(a)– Maximum Consolidated Leverage Ratio.

	A.	All Indebtedness of the Companies, on a consolidated basis as of the Statement Date:	$

	B.	Total Asset Value as of the Statement Date:	$

	C.	Maximum Consolidated Leverage Ratio (Line II.A ÷ Line II.B):

Maximum permitted: 50%

III.	Section 8.16(b) – Maximum Consolidated Recourse Debt Limitation.

	A.	All Recourse Debt of the Companies, on a consolidated basis, as of the Statement Date:	$

	B.	Total Asset Value as of the Statement Date:	$

	C.	Maximum Consolidated Recourse Debt Ratio (Line III.A ÷ Line III.B):

Maximum Permitted: 20%

IV.	Section 8.16(c) – Maximum Consolidated Secured Debt Limitation.

	A.	All Secured Debt of the Companies, on a consolidated basis, as of the Statement Date:	$

	B.	Total Asset Value as of the Statement Date:	$

	C.	Maximum Consolidated Secured Debt Ratio (Line IV.A ÷ Line IV.B):

Maximum permitted: 30%

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V.	Section 8.16(d) – Minimum Consolidated Fixed Charge Coverage Ratio.

	A.	Net Operating Income as of the Statement Date:	$

	B.	Consolidated Fixed Charges for the Companies, on a consolidated basis, for the Calculation Period most recently ended as of the Statement Date:	$

	C.	Minimum Consolidated Fixed Charge Coverage Ratio (Line V.A ÷ Line V.B):	_______ to 1.00

Minimum required: 1.50 to 1.00

VI.	Section 8.16(e) – Minimum Net Asset Value.

	A.	Total Asset Value of the Companies, on a consolidated basis, as of the Statement Date:	$

	B.	Total Liabilities as of the Statement Date:	$

	C.	Net Asset Value (Line VI.A - Line VI.B):

Minimum required: $1,000,000,000

VII.	Section 8.17(a) – Minimum Consolidated Unsecured Debt Service Coverage Ratio.

	A.	Unencumbered Net Operating Income:			$

	B.	Consolidated Unsecured Debt Service (Line VII.B.1 x Line VII.B.2):			$

		1.	All Unsecured Debt of the Companies as of the last day of such Calculation Period:		$

		2.	Debt Constant (based on a thirty (30) year, mortgage-style principal amortization at an interest rate equal to the greatest of Line VII.B.2.x, Line VII.B.2.y, and Line VII.B.2.z):

			x.	10 year Treasury Bill yield plus 2.50%:

			y.	7.00%	7.00%

			z.	One-month Eurodollar interest rate plus Eurodollar Rate Applicable Margin as of the Calculation Period:

	C.	Minimum Consolidated Unsecured Debt Service Coverage Ratio (Line VII.A ÷ Line VII.B):			_____ to 1.00

Minimum required: 2.50 to 1.00

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VIII.	Section 8.17(b) – Occupancy Rate.

	A.	Aggregate Occupancy Rate for all Unencumbered Properties as of the Statement Date:

Minimum required: 80%

	B.	Economic Leasing Percentage for each individual Unencumbered Property as of the Statement Date:

Minimum required: 70%

	C.	Average Hotel Occupancy Rate for all Unencumbered Properties, which are hotel Properties, as of the Statement Date:

Minimum required: 60%

IX.	Section 8.17(c) – Minimum Unencumbered Properties.

	A.	Number of Properties in the Unencumbered Property Pool:

Minimum required: 5

X.	Section 8.17(d) – Maximum Availability.

	A.	Total Outstandings:

	B.	Total Outstandings under the Bridge Facility:

	C.	Unencumbered Asset Value as of the Statement Date:

	D.	Unencumbered Asset Value as of the Statement Date times 40%:

Required: Line X.A plus Line X.B is less than Line X.D

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